                                                                    EXHIBIT 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                 August 31, 2003

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



        CASE NAME:  FLORSHEIM GROUP INC.        CASE NO.  02 B 08209
                  -------------------------             ---------------


                            SUMMARY OF CASH ACCOUNTS



ENDING BALANCE IN :                                       7/31/2003        8/31/2003
                                                         -----------      -----------
     BT Commercial Concentration                         $         -      $         -

     Associated Bank                                       66,014.89        69,245.95

     BT Commercial Escrow                                 144,008.24       144,008.24

     Shaw Gussis Fishman Glantz Wolfman &
        Towbin LLC - Preference Account                   107,135.73       100,452.70
                                                         -----------      -----------
     TOTAL                                               $317,158.86      $313,706.89
                                                         ===========      ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - AUGUST 31, 2003





                                                     BT COMMERCIAL
            DATE                                     CONCENTRATION     1)
            ----                                  --------------------
          08/01/03                                $              -
          08/02/03                                               -
          08/03/03                                               -
          08/04/03                                               -
          08/05/03                                               -
          08/06/03                                               -
          08/07/03                                               -
          08/08/03                                               -
          08/09/03                                               -
          08/10/03                                               -
          08/11/03                                               -
          08/12/03                                               -
          08/13/03                                               -
          08/14/03                                               -
          08/15/03                                               -
          08/16/03                                               -
          08/17/03                                               -
          08/18/03                                               -
          08/19/03                                               -
          08/20/03                                               -
          08/21/03                                               -
          08/22/03                                               -
          08/23/03                                               -
          08/24/03                                               -
          08/25/03                                               -
          08/26/03                                               -
          08/27/03                                               -
          08/28/03                                               -
          08/29/03                                               -
          08/30/03                                               -
          08/31/03                                               -
                                               --------------------
          TOTAL RECEIPTS                        $                -
                                               ====================



    NOTES:
    1) Certain wire payments are made directly into this account. The amounts are cleared daily to the loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - AUGUST 31, 2003



            DATE                           ASSOCIATED BANK
            ----                        ----------------------
          08/01/03                                       $ -
          08/02/03                                         -
          08/03/03                                         -
          08/04/03                                         -
          08/05/03                                  4,560.00 1)
          08/06/03                                         -
          08/07/03                                         -
          08/08/03                                         -
          08/09/03                                         -
          08/10/03                                         -
          08/11/03                                         -
          08/12/03                                         -
          08/13/03                                         -
          08/14/03                                         -
          08/15/03                                         -
          08/16/03                                         -
          08/17/03                                         -
          08/18/03                                         -
          08/19/03                                         -
          08/20/03                                         -
          08/21/03                                         -
          08/22/03                                      9.28 2)
          08/23/03                                         -
          08/24/03                                         -
          08/25/03                                  2,122.53 3)
          08/26/03                                    218.74 4)
          08/27/03                                         -
          08/28/03                                         -
          08/29/03                                         -
          08/30/03                                         -
          08/31/03                                         -
                                           -----------------
          TOTAL RECEIPTS                          $ 6,910.55
                                           =================



    NOTES:
    1)  Proceeds from sale of equipment.
    2)  Refund credit balance.
    3)  Refund overbilling of store occupancy costs.
    4)  Proceeds from lawsuit - $150.00; Utility capital credit - $68.74.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - AUGUST 31, 2003


                                            BT COMMERCIAL
            DATE                                ESCROW
            ----                          -------------------
          08/01/03                        $                 -
          08/02/03                                          -
          08/03/03                                          -
          08/04/03                                          -
          08/05/03                                          -
          08/06/03                                          -
          08/07/03                                          -
          08/08/03                                          -
          08/09/03                                          -
          08/10/03                                          -
          08/11/03                                          -
          08/12/03                                          -
          08/13/03                                          -
          08/14/03                                          -
          08/15/03                                          -
          08/16/03                                          -
          08/17/03                                          -
          08/18/03                                          -
          08/19/03                                          -
          08/20/03                                          -
          08/21/03                                          -
          08/22/03                                          -
          08/23/03                                          -
          08/24/03                                          -
          08/25/03                                          -
          08/26/03                                          -
          08/27/03                                          -
          08/28/03                                          -
          08/29/03                                          -
          08/30/03                                          -
          08/31/03                                          -
                                        ----------------------
          TOTAL RECEIPTS                  $                 -
                                        ======================

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - AUGUST 31, 2003


                                                  SHAW GUSSIS
            DATE                                PREFERENCE ACCT.
            ----                             ---------------------
          08/01/03                              $               -
          08/02/03                                              -
          08/03/03                                              -
          08/04/03                                      78,670.38 1)
          08/05/03                                          80.23 2)
          08/06/03                                              -
          08/07/03                                              -
          08/08/03                                              -
          08/09/03                                              -
          08/10/03                                              -
          08/11/03                                              -
          08/12/03                                              -
          08/13/03                                              -
          08/14/03                                              -
          08/15/03                                              -
          08/16/03                                              -
          08/17/03                                              -
          08/18/03                                              -
          08/19/03                                              -
          08/20/03                                              -
          08/21/03                                              -
          08/22/03                                              -
          08/23/03                                              -
          08/24/03                                              -
          08/25/03                                              -
          08/26/03                                              -
          08/27/03                                              -
          08/28/03                                              -
          08/29/03                                              -
          08/30/03                                              -
          08/31/03                                              -
                                             ---------------------
          TOTAL RECEIPTS                        $       78,750.61
                                             =====================


               1)  Preference recoveries.
               2)  Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - AUGUST 31, 2003


                                              BT COMMERCIAL
FLORSHEIM GROUP INC.                          CONCENTRATION
                                           -------------------
        PAYMENTS
        --------
        Transfer to Loan Account           $                 -




                                           -------------------
        Total                              $                 -
                                           ===================


Note - Wire payments made directly into this account are cleared daily to the revolving loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - AUGUST 31, 2003





FLORSHEIM GROUP INC.                                      ASSOCIATED BANK
--------------------                                    -------------------
        PAYMENTS
        --------
        Wholesale checks - see attached                         $ 3,679.49
        Bank fees                                                        -

                                                        -------------------

        Total Funds Out                                           3,679.49



        Transfer excess cash to BT Commercial                            -



                                                        -------------------
        Total                                                   $ 3,679.49
                                                        ===================

                              FLORSHEIM GROUP INC.
                                 CHECK REGISTER
                FOR THE PERIOD AUGUST 1, 2003 TO AUGUST 31, 2003


-------------------   -------------------    ------------------------     -------------------   ----------------------
CHECK #               DATE                   PAYEE                        CASH ACCOUNT                         AMOUNT
-------------------   -------------------    ------------------------     -------------------   ----------------------
1186                  08/08/2003             BENJAMIN S. ALVENDIA         111040                             $ 250.00
1187                  08/12/2003             F. TERRENCE BLANCHARD        111040                                23.95
1188                  08/12/2003             F. TERRENCE BLANCHARD        111040                             3,155.54
1190                  08/28/2003             BENJAMIN S. ALVENDIA         111040                               250.00

                                                                                                ----------------------
Total                                                                                                      $ 3,679.49
                                                                                                ======================



                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - AUGUST 31, 2003





                                                        BT COMMERCIAL
                                                            ESCROW
                                                   -----------------------

           DATE       PAYMENTS
           ----       --------
                      None                            $                 -


                                                   -----------------------
                      Total                           $                 -
                                                   =======================


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - AUGUST 31, 2003


                                                                                   SHAW GUSSIS
                                                                                PREFERENCE ACCOUNT
                                                                              -----------------------
              DATE        PAYMENTS
              ----        --------
             8/4/2003     Logan & Company                                                $ 30,911.85
             8/4/2003     Shaw Gussis Fishman Glantz Wolfson & Towbin                      17,722.91
            8/14/2003     Leslie T Welsh Inc.                                               1,575.37
            8/14/2003     Terrence Blanchard                                                4,087.50
            8/14/2003     Iron Mountain                                                     1,136.01
            8/22/2003     Kronish Lieb Weiner Hellman                                      30,000.00
                                                                              -----------------------
                                                                                         $ 85,433.64
                                                                              =======================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                   AUGUST 2003

BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                                                             POST-PETITION
                                                                                                  LOAN
        DATE                          PAYMENTS                    BORROWINGS                    BALANCE
----------------------        -------------------------     ------------------------     -----------------------
OPENING BALANCE                                                                                $7,101,059.88
08/01/03                          $                   -         $                  -            7,101,059.88
08/02/03                                              -                            -            7,101,059.88
08/03/03                                              -                            -            7,101,059.88
08/04/03                                              -                            -            7,101,059.88
08/05/03                                              -                            -            7,101,059.88
08/06/03                                              -                            -            7,101,059.88
08/07/03                                              -                            -            7,101,059.88
08/08/03                                              -                            -            7,101,059.88
08/09/03                                              -                            -            7,101,059.88
08/10/03                                              -                            -            7,101,059.88
08/11/03                                              -                            -            7,101,059.88
08/12/03                                              -                            -            7,101,059.88
08/13/03                                              -                            -            7,101,059.88
08/14/03                                              -                            -            7,101,059.88
08/15/03                                              -                            -            7,101,059.88
08/16/03                                              -                            -            7,101,059.88
08/17/03                                              -                            -            7,101,059.88
08/18/03                                              -                            -            7,101,059.88
08/19/03                                              -                            -            7,101,059.88
08/20/03                                              -                            -            7,101,059.88
08/21/03                                              -                            -            7,101,059.88
08/22/03                                              -                            -            7,101,059.88
08/23/03                                              -                            -            7,101,059.88
08/24/03                                              -                            -            7,101,059.88
08/25/03                                              -                            -            7,101,059.88
08/26/03                                              -                            -            7,101,059.88
08/27/03                                              -                            -            7,101,059.88
08/28/03                                              -                            -            7,101,059.88
08/29/03                                              -                            -            7,101,059.88
08/30/03                                              -                            -            7,101,059.88
08/31/03                                              -                            -           $7,101,059.88

                              -------------------------     ------------------------
Total                             $                   -         $                  -
                              =========================     ========================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


         CASE NAME:   FLORSHEIM GROUP INC.        CASE NO.  02 B 08209
                   --------------------------              -------------


                          STATEMENT OF AGED RECEIVABLES

                       FOR THE MONTH ENDED AUGUST 31, 2003

ACCOUNTS RECEIVABLE:
                    Beginning of Month Balance                    $ 356,447
                                                             ---------------

                    Add: Sales on Account                                 -
                                                             ---------------

                    Less: Collections                                     -
                                                             ---------------

                    Adjustments                                           -
                                                             ---------------

                    End of the Month Balance                      $ 356,447
                                                             ===============


  Note - All accounts receivable are fully reserved.

          0-30                  31-60                  61-90                OVER 90           END OF MONTH
          DAYS                   DAYS                  DAYS                   DAYS                TOTAL
  --------------------    ------------------     -----------------     -----------------   -----------------
                  $ -                   $ -                   $ -             $ 356,447           $ 356,447
  ====================    ==================     =================     =================   =================



                    ACCOUNTS PAYABLE AGING - AUGUST 31, 2003


                      0-30                 31-60                61-90             Over 90           End of Month
                      Days                  Days                 Days               Days                Total
               -------------------    -----------------     ---------------    ---------------   -----------------
   Wholesale              $ 5,558            $ (10,361)            $ 5,304          $ 885,131           $ 885,632

   Retail                       -                    -                   -             76,070              76,070

               -------------------    -----------------     ---------------    ---------------   -----------------
   Total                  $ 5,558            $ (10,361)            $ 5,304          $ 961,201           $ 961,702
               ===================    =================     ===============    ===============   =================


* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:    FLORSHEIM GROUP INC.             CASE NO.    02 B 08209
              -----------------------------                ------------------


                                TAX QUESTIONNAIRE

                        FOR MONTH ENDING AUGUST 31, 2003

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

            1.  Federal Income Taxes                 Yes (x)         No (  )
            2.  FICA withholdings                    Yes (x)         No (  )
            3.  Employee's withholdings              Yes (x)         No (  )
            4.  Employer's FICA                      Yes (x)         No (  )
            5.  Federal Unemployment Taxes           Yes (x)         No (  )
            6.  State Income Taxes                   Yes (x)         No (  )
            7.  State Employee withholdings          Yes (x)         No (  )
            8.  All other state taxes                Yes (x)         No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                   /s/ F. Terrence Blanchard
                                  ---------------------------------------
                                  For the Debtor In Possession (Trustee)



                                  Print or type name and
                                  capacity of person signing
                                  this Declaration:

                                  F. Terrence Blanchard
                                  ----------------------------------------
                                  President and Chief Financial Officer
                                  Florsheim Group Inc.


DATED:  September 17, 2003